UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    January 25, 2005
                                                ______________________________


                               TD Banknorth Inc.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)



           Delaware                  000-51179                  01-0437984
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)           (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine              04112-9540
______________________________________________________________________________
 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          -------------------------------------------

     Pursuant to the Executive Incentive Plan, as amended as of October 22, 2002 (the "Incentive Plan"), of TD Banknorth Inc. (the "Company"), on January 25, 2005 the Human Resources and Compensation Committee of the Board of Directors (the "Committee") established performance targets for the annual bonuses for calendar 2005. The performance targets are based on the Company's operating earnings per share for 2005, as defined by the Committee in connection with the grant of the awards. No annual cash bonuses for 2005 will be paid to the Company's executive officers unless the Company's earnings per share increase by at least 10.5% in 2005 compared to 2004, while lower level officers and employees will receive cash bonuses if the Company's earnings per share increase in 2005 by less than 10.5%.

     The target cash bonuses for the Company's named executive officers are as follows:

     * for William J. Ryan, Chairman, President and Chief Executive Officer, 100% of the mid-point of his salary range,
     * for Peter J. Verrill, Senior Executive Vice President and Chief Operating Officer, 70% of the mid-point of his salary range, and
     * for each of David J. Ott, Senior Executive Vice President and Chief Banking Officer, Andrew W. Greene, Senior Executive Vice President, Insurance and Investments, and Wendy Suehrstedt, Executive Vice President, Chief Retail Officer, 65% of the mid-point of their respective salary ranges.

     The actual bonuses payable for 2005 to the Company's executive officers will range from 0% of the base salary range (if earnings per share do not increase by at least 10.5%) to a maximum of 250% of the mid-point of the base salary range for Mr. Ryan, 175% of the mid-point of the base salary range for Mr. Verrill, and 163% of the mid-point of the base salary range for each of Mr. Ott, Mr. Greene and Ms. Suehrstedt.



















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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           TD BANKNORTH INC.


                           By:  /s/ Peter J. Verrill
                                ------------------------------------
                                Name:  Peter J. Verrill
                                Title: Senior Executive Vice President and
                                          Chief Operating Officer

Date:  May 10, 2005





























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